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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): JUNE 21, 2000



                           IBIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



     MASSACHUSETTS                    0-23150                   04-2987600
    (State or other                 (Commission               (IRS Employer
    jurisdiction of                 File Number)            Identification No.)
     incorporation)


         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS              01923
           (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code: (978) 777-4247




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ITEM 5.   OTHER EVENTS.

     On June 21, 2000 the Registrant publicly disseminated a press release announcing it's receipt of $5.0 million in SIMOX-SOI wafer orders from Bookham Technology, one of the Registrant's largest wafer customers. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit.

 99.1      The Registrant's Press Release dated June 21, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     IBIS TECHNOLOGY CORPORATION
                                                     (Registrant)



Date: June 23, 2000                     /s/ DEBRA L. NELSON
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                                        Debra L. Nelson, Chief Financial Officer


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                                  EXHIBIT INDEX
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EXHIBIT                                                             SEQUENTIAL
NUMBER                     DESCRIPTION                              PAGE NUMBER
------                     -----------                              -----------

99.1                       The Registrant's Press Release                  5
                           dated June 21, 2000


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